Exhibit 99.1

Company Presentation  July 2015

 Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the manner, tax-free nature and expected benefits associated with the proposed spin-off of certain control assets of Capital Southwest into a new, independent, publicly traded company, CSW Industrials, Inc. (“CSWI”), the expected timing of the completion of the transaction and the business, financial condition and results of operations of Capital Southwest, including the businesses of CSWI. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or words, phrases or similar expressions or the negative thereof, are intended to identify forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. These risks and uncertainties include, but are not limited to, risks relating to Capital Southwest’s ability to complete the proposed spin-off transaction and to achieve the expected benefits therefrom. In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation. Other unknown or unpredictable factors could also have a material adverse effect on CSWI’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to CSWI and its business, see CSWI’s filings with the SEC, including the Information Statement filed as an exhibit to CSWI’s Registration Statement on Form 10. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Neither Capital Southwest nor CSWI assumes any obligation to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

 Pro-Forma and Non-GAAP Financial Information   The pro forma financial data in this presentation represents the combined financial information of CSWI for the fiscal year ended March 31, 2015 as adjusted to include the acquisition of Strathmore Products, Inc.  The pro forma financial data does not include pro forma adjustments pertaining to the spinoff and does not purport (i) to represent what CSWI's results of operations actually would have been if the spinoff and Strathmore acquisition had occurred prior to the fiscal year presented or (ii) to project CSWI's financial performance for any future period.This presentation includes non-GAAP financial measures including EBITDA. Reconciliations to the most directly comparable GAAP measures are included on page 32 of this presentation. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

 Transaction Overview  Structured as a tax-free spin transactionForm 10 Registration Statement for CSWI initially filed with the SEC on June 16, 2015  The separation is designed to unlock shareholder value immediately and to enhance long-term shareholder value by establishing two strong, independent companies with distinct growth strategies  Ticker  CSWI          Exchange  NASDAQ          Exchange Ratio  1 Share of CSWI for every 1 share of CSWC          Expected Number of Shares  15.6mm          Record Date  [TBD]          Distribution of CSWI Shares  [TBD]          First Day of Regular-Way Trading  [TBD]

 Experienced Management Team  Management team including portfolio company executives averages 25 years of experience in the industrial manufacturing and specialty chemicals industries  Executive Officers  Board of Directors  Michael GambrellFormer Executive Vice President of The Dow Chemical Company   Linda Livingstone, Ph.D.Dean of The George Washington University School of Business  William F. QuinnExecutive Chairman and Founder of American Beacon Advisors  Robert SwartzLead director of the CSWI BoardExecutive Vice President and Chief Operating Officer for Glazer’s, Inc  Joseph B. ArmesChairman and CEO  Christopher J. MuddPresident & COO  Kelly TackeCFO

 I. Company Overview

 Investment Highlights  Broad Portfolio of Leading Industrial Brands and SolutionsSustainable Organic Revenue Growth and Operating PerformanceStable Platform for Acquisitions with Proven Track RecordCulture of Product Enhancement and Customer Centric SolutionsDiverse Sales and Distribution Channels Serving Attractive End Markets

 CSWI Overview  A diversified industrial growth company with well-established, scalable platformsDeep domain expertise across three segments:Industrial ProductsCoatings, Sealants & AdhesivesSpecialty ChemicalsPF(1) Net Revenues: $325mm, PF(1) EBITDA: $63mmBroad portfolio of leading industrial products providing performance optimizing solutions to our diversified customer base. Products include mechanical products for heating, ventilation and air conditioning (“HVAC”) and refrigeration applications, coatings and sealants and high performance specialty lubricants  We seek to deliver solutions to our professional customers that provide superior performance and reliability  (1) PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31

 CSWI’s corporate culture will SHAPE and GUIDE our company by helping each team member understand how to make his/her contribution to the company we serve. Our culture manifests the OBSERVED BEHAVIORS, the NORMS, and the DOMINANT VALUES of the company. Our culture should be effective in REINFORCING certain behaviors and ERADICATING others. THE GOAL OF OUR CORPORATE CULTURE IS TO MAXIMIZE PERFORMANCE.   CSWI Corporate Culture

 Our corporate culture will be based on our core values:IntegrityRespectExcellenceStewardshipCitizenshipAccountabilityTeamwork  CSWI Corporate Culture (Cont’d)

 CSWI Business Segments  IndustrialProducts  SpecialtyChemicals  Coatings, Sealants & Adhesives        Business Segment  Legal Entity  IndustrialBrands

 History of CSWI Businesses    2015  1961  1969  CSWC founded in Dallas, TX  1937 founded in Houston, TX      1949founded in Glendale, CA  1973  CSWC acquires RectorSeal  CSWC acquires Jet-Lube    1991 founded in Boise, ID  2005  CSWC acquires SmokeGuard  1979  1989    1893founded in Cleveland, OH  CSWC acquires Whitmore    1942founded in Syracuse, NY  CSWC acquires Strathmore  CSWC separates into CSWI and legacy CSWC    CSWC acquires Balco  1957founded in Wichita, KS  2014  2013  2012  CSWC acquires Design Water, RCT, Evolve and OilSafe  CSWC acquires Airtec, G-O-N and QHi Rail    CSWC acquires Novent and Rizza  CSWC acquires SureSeal

 CSWI’s Global Footprint  CSW Industrials employs over 750 individuals worldwide    Headquarters  Manufacturing    Research    Sales Offices     Warehouses

 CSWI Business Segments  Well-balanced portfolio of businesses with strong organic growth profiles and numerous product line and strategic acquisition opportunities in each segment  PF2015 Net Revenues (1)  PF2015 EBITDA (1)  Total Net Revenues: $325.0mm  Total EBITDA: $63.3mm  (1) PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31

   CSWI Key Growth Drivers  Benefits resulting from the Share Distribution and Related Reorganization  Leverage Existing Customer Relationships, Brands and Solutions  Focused Acquisitions that Leverage our Distribution Channels  Operational Excellence

 II. Key Growth Drivers

 Benefits from Reorganization  Post Spin-Off Structure  Shareholders   Nasdaq-Listed  Expected to be Listed on Nasdaq  Operating Companies (*)  The RectorSeal Corporation (“RectorSeal”)Jet-Lube, Inc. (“Jet-Lube”)The Whitmore Manufacturing Company (“Whitmore”)Balco, Inc. (“Balco”)Strathmore Products, Inc. (“Strathmore”)Smoke Guard, Inc. (“Smoke Guard”)  100%  As an independent, publicly traded company, CSWI will have greater focus on its core businesses and greater flexibility to pursue growth opportunities including organic investments, product line and strategic acquisitions  Organize the CSWI businesses around key market segmentsGrow the CSWI businesses by allocating capital more efficientlyOffer greater investor choice through separate entitiesUnlock shareholder valueIncrease management focusBetter align interests of management and stockholders  Benefits from Spin-Off  (*) Also includes CapStar, a real estate holdings company, whose operations are not material to CSWI  100%

 Ability to leverage customer base and cross-sell products across three segments  Leverage Existing Relationships and Products  Key End Use Markets(1)  Industrial Products  Coatings, Sealants & Adhesives  Specialty Chemicals  Plumbing        HVAC        Refrigeration        Electrical        Commercial construction        Rail        General industrial        Oil & Gas        Mining        (1) Other key end use markets include Drilling & Boring, Water well drilling, Steel, Power Generation, Cement and Aviation

 Focused Acquisitions  There are further attractive synergistic acquisitions available to achieve higher growth and profitability  Capital Invested for Acquisitions ($mm)  Strategy & Execution Plan  Identify and execute acquisitions that will broaden our portfolio of industrial brands and products, and support our business segmentsEliminate costs and overhead in strategic acquisitions and most non-manufacturing related costs in product line acquisitionsFocus on commercially proven products and solutions that:Are attractive to customers in our target end markets Currently have limited distribution Would benefit from a broader distribution networkUtilize strong free cash flow or third-party financing to fund these acquisitions

 Focus on operational excellence in all aspects of CSWI’s business, leading to improved efficiencies and increased profitabilityExamples of achieving savings through operational excellence:CSWI is consolidating the manufacturing of all lubricant and grease products currently manufactured in a Houston, TX facility to the Rockwall, TX facility to optimize capacity, efficiency and qualityCSWI recently organized a technology summit among the technical and commercial leaders of our Coatings, Sealants & Adhesives and Specialty Chemicals segments in order to accelerate the process of leveraging best practices across these business segmentsCSWI expects to benefit from exploiting new opportunities by applying its best practices when integrating acquisitions  Operational Excellence  Continue to expand improvement initiatives and information sharing across CSWI’s entire platform, promoting best practices

 III. Financial Overview

 Combined Financials – Net Revenues  Net Revenues ($mm, %)  Highlights  Consistent mid double-digit net revenue growth (16.4%, 16.4% and 13.0% in FY2013, FY2014 and FY2015, respectively) supported by industry leading products in high growth end markets with a diversified customer baseNet revenue growth driven by a combination of robust organic growth and acquisitions40.3% net revenue growth in PF2015 including StrathmoreStrong track record of capitalizing on product line and strategic acquisition opportunities   (1) PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31

 Organic vs. Acquisition Growth  Net Revenues ($mm, %)(1)  Highlights  27.8% total net revenue CAGR over the last two years, including StrathmoreStrong compounded organic net revenue growth of 18.9% as a result of CSWI’s focus on end markets with attractive growth trends Additional 8.9% contribution to total net revenue CAGR from acquisitions over the last two years including product line and strategic acquisitions (including Strathmore)  (1) Inorganic revenue calculated based on standard rolling 12 months method   Total Net Revenue CAGR with Strathmore: 27.8%  Organic Net Revenue CAGR: 18.9%  Acquisition growth contribution including Strathmore: 8.9%

 Combined Financials – Margins  Operating Income ($mm, %)  Highlights  Attractive operating and EBITDA margins with potential improvement from integration of businesses and shared best practicesEBITDA margins higher than those of peers, partly due to CSWI’s loyal and diverse customer base that recognizes the performance and quality of the products and solutionsDisciplined product line acquisition strategyContinued improvement of profitability through targeted investments in manufacturing processes  EBITDA ($mm, %)  (1) PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31

 Combined Financials – Capital Investment & ROIC  Capital Expenditures ($mm, %)   Highlights  Historical capital expenditures to net revenue ratio averaged 5.7% in the last three yearsCapital expenditures declined in PF2015 primarily due to completion of facility expansion project for WhitmoreAverage ROIC of 13.2% for the last three years, including StrathmoreStable level of return on invested capital   ROIC(2) (%)  PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31ROIC calculated using average balance of invested capital (defined as net PP&E + working capital + goodwill and intangibles); Working capital defined as total current assets excluding cash and cash equivalents less total current liabilities excluding short-term debt; NOPAT assumes 38% tax rate

 Segment Financials – Net Revenues  Net Revenues ($mm)  Highlights  27.8% net revenue CAGR over the last two years, including StrathmoreRecent growth primarily attributable to an increase in sales volumes in the Industrial Products segment and in the Coatings, Sealants & Adhesives segmentNet revenues by geography (PF2015)  PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31Related to rental income from CapStar, a real estate holdings company  Other (2)

 Segment Financials – Margins  Operating Income ($mm)  Highlights  Many products enjoy strong margin profiles due to high performance and quality and loyal customer basesMargin expansion driven by targeted investments to further improve manufacturing processes, including:Lower manufacturing costsIncreased production utilizationImproved product qualityStrathmore acquisition reduced PF2015 Coatings, Sealants & Adhesives margins but are expected to increase with integration execution  Operating Income Margin (%)  PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31Related to rental income from CapStar, a real estate holdings company    Other (2)

 Strong Balance Sheet  Total Capitalization  Highlights  (1) PF LTM EBITDA includes Strathmore FY2014 results; Strathmore fiscal year ends December 31  Strong balance sheet with ample liquidityCurrent available cash and cash equivalents sufficient to easily meet CSWI’s liquidity needs for at least the next 12 months  Indebtedness

 CSWI vs. Industrial Goods Peers  2011–2014 Net Revenue CAGR  2014 EBITDA Margin  Note: Net revenue growth and margins based on calendarized financials, revenue growth figure is a 3-year CAGR(1) Median excludes CSWI and CSWI segments  (1)  (1)

 CSWI vs. Specialty Chemicals Peers  2011–2014 Net Revenue CAGR  2014 EBITDA Margin  Note: Net revenue growth and margins based on calendarized financials, revenue growth figure is a 3-year CAGR(1) Median excludes CSWI and CSWI segments  (1)  (1)

 Appendix

 EBITDA Reconciliation  (1) PF2015 includes Strathmore FY2014 results; Strathmore fiscal year ends December 31

 Historical and Pro Forma Financial Results  (1) Related to rental income from CapStar, a real estate holdings company